SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 26, 2000
                                                         ----------------

                      PaineWebber Insured Mortgage Partners 1-B, L.P.
                      -----------------------------------------------
                   (Exact name of registrant as specified in its charter)

     Delaware                       0-18076                     04-3038480
--------------------------------------------------------------------------
(State or other jurisdiction)    (Commission                   (IRS Employer
        of incorporation          File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                       02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                  ---------------


            (Former name or address, if changed since last report)

                                    FORM 8-K

                                 CURRENT REPORT

                 PAINEWEBBER INSURED MORTGAGE PARTNERS 1-B, L.P.

ITEM 2 - Disposition of Assets

QUARTER MILL - GNMA Certificate and Participating Mortgage Loan

   Disposition Date - January 26, 2000

      On January 26, 2000, the Partnership received total consideration of approximately $7,747,000 for the sale of its Participating Insured Mortgage Loan secured by the Quarter Mill Apartments, a 266-unit facility located in Richmond, Virginia. The Participating Insured Mortgage Loan consists of a GNMA Certificate with an 8.5% coupon interest rate and a subordinated note securing the Contingent Component of the Partnership's interest in the Quarter Mill property. The Contingent Component of the Participating Insured Mortgage Loan provides for the payment of Contingent Interest equal to 30% of the Net Project Cash Flow, if any, and 25% of the Net Project Residuals, if any, derived from the applicable Project. The face value of the GNMA Certificate as of the date of the sale was approximately $7,074,000. The excess of the total proceeds over the face amount of the GNMA Certificate reflects a premium on the GNMA itself, accrued interest through the date of the sale and the value attributed to the Contingent Component. As reported in the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended October 31, 1999, the Partnership had engaged the services of a nationally recognized mortgage brokerage firm to market the Quarter Mill Participating Loan for sale. Initial marketing materials were distributed to over 100 buyers of these types of investments in the secondary market. All offers were due by January 19, 2000 and a sale was expected to close shortly thereafter if the offers equaled or exceeded a specified minimum price. As a result of these marketing efforts, several offers were received and the minimum sale price was exceeded. The winning bidder funded a non-refundable deposit of $105,000 on January 20, and the remainder of the proceeds were received on January 26. As a result of this transaction, the Partnership no longer has any interest in the Quarter Mill property.

      As a result of the disposition on January 26, 2000 of the Partnership's investments secured by the Quarter Mill Apartments, the Partnership expects to make a Special Distribution of the net proceeds of this transaction on or before March 15, 2000 to unitholders of record as of January 26, 2000.

      As also discussed further in the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended October 31, 1999, the Partnership has been analyzing potential disposition strategies for its remaining investments. Subsequent to the disposition of the Partnership's Quarter Mill investment, management has begun the process of liquidating the Partnership's portfolio of non-participating mortgage-backed securities through secondary market sale transactions. Such sales are expected to be completed by late February 2000. In addition, the Partnership continues to evaluate the current economic benefits it would receive if the owner of the Emerald Cove Apartments was to prepay its Participating Loan in the near term. If a near term prepayment of the Emerald Cove investment is not completed, in all likelihood, the Partnership will conduct a secondary market sale process similar to the one completed for Quarter Mill. Under either scenario, management expects to be able to complete a liquidation of the Partnership by early in the second quarter of calendar year 2000. There are no assurances, however, that the dispositions of the remaining assets and a liquidation of the Partnership will be completed within this time frame.

ITEM 7 - Financial Statements and Exhibits

(a)   Financial Statements:  None

   (b) Exhibits:

     (1) Asset Sale Agreement dated January 20, 2000 by and between PaineWebber Insured Mortgage Partners 1-B, L.P. (the Seller) and PNL Partners 2000, L.P. (the Buyer).

     (2)  Bill of Sale dated January 26, 2000.

     (3)  Allonge dated January 26, 2000.

     (4)  Assignment of Deed of Trust dated January 26, 2000.

     (5)  Closing Statement.

                                    FORM 8-K

                                 CURRENT REPORT

                 PAINEWEBBER INSURED MORTGAGE PARTNERS 1-B, L.P.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               PAINEWEBBER INSURED
                           MORTGAGE PARTNERS 1-B, L.P.
                           ---------------------------
                                  (Registrant)

                      First Insured Mortgage Partners, Inc.

                              By:  /s/ Walter V. Arnold
                                   --------------------
                                   Walter V. Arnold
                                   Senior Vice President and
                                   Chief Financial Officer

Date:  February 8, 2000

                              ASSET SALE AGREEMENT

                      PaineWebber - Quarter Mill Loan Sale

      THIS ASSET SALE AGREEMENT (Agreement), entered into this 20th day of January, 2000 by and between PaineWebber Insured Mortgage Partners 1-B, L. P. (the Seller), and PNL Partners 2000, L.P. (the Buyer) sets forth the terms and conditions whereby the Seller agrees to sell and the Buyer agrees to purchase the Loans identified herein.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows:

1. Definitions. Capitalized terms shall be defined as set forth in this Agreement, including in Appendix A to this Agreement.

2. Agreement to Purchase and Sell. Subject to and in accordance with the terms and conditions of this Agreement, the Seller hereby agrees to sell, assign, transfer and convey to the Buyer on the Closing Date, and the Buyer hereby agrees to purchase and accept on the Closing Date, all rights, title, and interests of the Seller, as of the Closing Date, in, to and under the Loans.

3. Closing. The closing shall occur on the Closing Date at the offices of Looney, Cohen, Reagan & Aisenberg (Escrow Agent), 109 State Street, Boston, MA 02109 or at such other place designated by Landauer, provided that the parties may agree to delivery of closing documents by hand, overnight delivery or mail. In the event a copy of the Sellers signature to this Agreement is not delivered to Buyer within one Business Day after the Date hereof, the Buyer may extend the Closing Date by one Business Day for each Business Day of such delay.

      3.1 Payment of Adjusted Purchase Price. On the Closing Date, the Buyer shall pay to the Seller, either in cash or by wire transfer in immediately available funds, the amount of the Purchase Price, adjusted as follows: (i) less the Earnest Money previously received by Seller, (ii) less all principal payments received by Seller on account of the Loans from the Calculation Date through the Closing Date multiplied by the Bid Percentage, (iii) less any escrows held by, or plus any escrows owed to, Seller relating to the Loans, (iv) plus a proration of the interest portion of the scheduled payment on the Certificate, (v) plus any protective advances made by Seller, in its reasonable discretion between the Calculation Date and the Closing Date. The Purchase Price shall not be adjusted for any Contingent Interest payment due on the Subordinated Note. All Contingent Interest payments due on the Subordinated Note with respect to calendar year 1999 and thereafter shall be for the benefit of the Buyer. The adjusted Purchase Price shall be calculated on a settlement statement prepared by the Seller and available for the Buyers review two Business Days prior to the Closing Date.

      3.2 Conveyance. Upon receipt of the Purchase Price, the Seller shall sell, assign, transfer and convey the Loans to the Buyer subject to and in accordance with the provisions of this Agreement.

      3.3 Taxes, Fees, Etc. The Buyer shall pay all transfer, filing and recording fees, taxes, costs and expenses, and any applicable documentary taxes, required to be paid by either the Seller or the Buyer in connection with the transactions contemplated hereby, and hereby agrees to indemnify and hold the Seller harmless from and against any and all claims, liability, costs and expenses arising out of or in connection with the failure of the Buyer to pay any such amount on a timely basis. The Seller shall be entitled to require the payment of any such fees, taxes, costs and expenses at or prior to the closing and as a condition thereof.

      3.4 Payments Subsequent to the Closing Date. From time to time after the Closing Date the Seller shall pay to the Buyer, promptly after receipt thereof, the net amount of any Collections received by the Seller on or after the Closing Date (to the extent collected in good funds by the Seller) and not already so paid to the Buyer, but only after all payments due to Seller from Buyer in connection with the sale of the Loans have been paid to Seller, including, without limitation, any costs and expenses related to any Collections.

4.          Transfer of Loans.

      4.1 Closing Documents. Not later than the Business Day prior to the Closing Date, Seller shall deliver to Escrow Agent (i) a Bill of Sale in the form attached hereto as Attachment 1, selling, assigning, transferring and conveying to the Buyer all rights, title and interests of the Seller in, to and under the Loans, all on the terms and conditions set forth in this Agreement;
(ii) an original Subordinated Note, endorsed to the Buyer by allonge in the form attached hereto as Attachment 2; and (iii) an assignment of the Second Mortgage in the form attached hereto as Attachment 3 (collectively, to the extent delivered to Escrow Agent, the Closing Documents). The endorsements and assignments included in the Closing Documents shall be without recourse, representation or warranty of any kind or nature. Such qualifying language on the endorsements and assignments shall not affect, limit or enlarge the obligations of the Seller and the rights, remedies and recourse of the Buyer under this Agreement.

      4.2 Escrow Agents Delivery of Closing Documents. The Escrow Agent shall have no obligation to review the Closing Documents for completeness, authenticity, sufficiency, or otherwise. The Escrow Agent shall make the Closing Documents available for review by the Buyer prior to the closing. The Escrow Agent shall have the Closing Documents delivered to Buyer by hand or overnight delivery upon Escrow Agents receipt of notification from Seller that the Seller has received the adjusted Purchase Price. In the event of a dispute or disagreement concerning delivery of the Closing Documents or Escrow Agents duties hereunder, Escrow Agent shall take action at the written direction of both the Buyer or Seller or upon an order of a court of competent jurisdiction.

      4.3 Transfer of Certificate. Promptly after Sellers receipt of the adjusted Purchase Price, Seller and Buyer shall cooperate to cause the Certificate to be transferred from Seller to Buyer in accordance with the procedures of the depository. Buyer and Seller shall each bear its own costs in carrying out the book-entry transfer of the Certificate. If Buyer chooses to receive the Certificate in a form other than book-entry, Buyer shall be solely responsible for all costs incurred in connection with the transfer.

      4.4 Delivery of Collateral Documents, Etc. Promptly after the closing, the Seller shall deliver to the Buyer the entire Review File including, without limitation, originals of each Collateral Document to the extent originals are in the Sellers possession.

      4.5 Execution of Separate Loan Assignments. At and after the closing, to the extent prepared by Buyer, the Seller shall execute, and acknowledge if appropriate, for delivery to the Buyer one or more additional documents to the extent required by applicable public recording or filing laws to transfer to such Buyer the rights, title and interests of the Seller in, to and under the purchased Loans (collectively, Separate Loan Assignments). The Separate Loan Assignments shall be without recourse, representation or warranty of any kind or nature. Such qualifying language on the Separate Loan Assignments shall not affect, limit or enlarge the obligations of the Seller and the rights, remedies and recourse of the Buyer under this Agreement. Buyer shall prepare and furnish any and all further Separate Loan Assignments, if necessary, in form satisfactory to Seller. The Buyer shall promptly file or record each Separate Loan Assignment, at its sole cost and expense.

      4.6 Hazard, Liability Insurance, Etc. At the request and sole cost and expense of the Buyer, the Seller shall cooperate with the Buyer in executing written requests to each hazard, casualty and liability insurer, and to the writing agent for each flood hazard insurer, issuing a policy of insurance obtained by the Borrower with respect to the Loans, requesting an endorsement of its policy of insurance effective on the Closing Date adding the Buyer as the mortgagee, the loss payee and/or an insured named therein, as the case may be, together with instructions that such endorsement be forwarded directly to the Buyer, with a copy to the Seller at the address herein specified for notices. Each such request shall be prepared by the Buyer at its sole cost and expense, and any additional premium or other charge in connection therewith shall be paid by the Buyer. The Buyer shall not be entitled to be added to or acquire an interest in any policy of insurance obtained by the Seller. Any loss on or after the Closing Date either to the Borrower, the Buyer or to the value or collectability of the Loans due to the Sellers cancellation of collateral or real property risk insurance or its failure to identify Buyer as loss payee, mortgagee or other insured is the sole responsibility of the Buyer.

5. Representations and Warranties of the Buyer. The Buyer hereby represents and warrants as follows:

      5.1 Organization, Existence, Etc. The Buyer is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction of its formation or organization, and is registered or qualified to conduct business in all other jurisdictions in which the failure to be so registered or qualified would materially and adversely affect the ability of Buyer to perform its obligations hereunder.

      5.2 Authority and Enforceability, Etc. The Buyer has the power and authority to execute, deliver and perform each of the Sale Documents to which it is a party and has taken all necessary action to authorize such execution, delivery and performance. The Buyers execution of this Agreement and its performance of its obligations hereunder are not subject to any further approval, vote or contingency from any person or committee. Assuming due authorization, execution and delivery by the Seller, the Sale Documents and all obligations of the Buyer thereunder are the legal, valid and binding obligations of the Buyer, enforceable in accordance with the terms of the Sale Documents, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      5.3 Conflict with Existing Laws or Contracts. The execution and delivery of the Sale Documents and the performance by the Buyer of its obligations thereunder will not conflict with or be a breach of any provision of any law, regulation, judgment, order, decree, writ, injunction, contract, agreement or instrument to which the Buyer is subject; and the Buyer has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Buyer of the Sale Documents.

      5.4 Financial Condition. Neither the Buyer nor any general partner, limited partner, shareholder or joint venturer in the Buyer is involved in any financial difficulties which would impair or prevent a closing pursuant to this Agreement on the Closing Date. The Buyer has now and will have as of the Closing Date sufficient liquid assets, capital and net worth to meet its obligations under the Sale Documents and to pay the Purchase Price without any financing or other contingencies.

      5.5 Decision to Purchase. The Buyers bid and decision to purchase the Loans is based upon its own comprehensive review and independent expert evaluation and analysis of the Review File and other materials deemed relevant by the Buyer and its agents. The Buyer has made such independent investigation as the Buyer deems to be warranted into the nature, title, attachment, perfection, priority, validity, enforceability, collectability, and value of the Loans, the title, condition and value of any collateral securing the Loans, the market conditions and other characteristics of the places where any such collateral is located, and all other facts it deems material to the purchase of the Loans.

      5.6 No Reliance. In entering into this Agreement and the other Sale Documents, the Buyer has not relied upon any oral or written information from the Seller, Landauer, or any of their respective employees, agents, attorneys or representatives, other than the limited representations and warranties of the Seller contained herein. The Buyer acknowledges that no employee, agent, attorney or representative of the Seller or Landauer has been authorized to make, and that the Buyer has not relied upon, any statements, representations or warranties other than those specifically contained in this Agreement.

      5.7 Buyer a Sophisticated Investor. The Buyer is a sophisticated investor (as that term is used in regulations promulgated under the Securities Act of 1933) who could withstand the loss of the entire Purchase Price.

      5.8 Information True and Correct, Full Disclosure. The information provided by the Buyer in connection with its qualification as a bidder, was true and correct on the date provided and did not omit any information necessary to the accuracy and full disclosure of information provided and such information is accurate and complete on the date hereof except as the Buyer has otherwise disclosed in writing to the Seller upon or prior to submitting its bid.

      5.9 Confidentiality Agreement. The Buyer has not violated any of the terms of the Confidentiality Agreement. At no time has Buyer or any of its representatives or agents communicated with the Borrower or any of its representatives or agents regarding the Loans. Buyer has no affiliation with, any ownership interest in, or agreement with the Borrower or any of its representatives or agents regarding the Loans.

      5.10 Brokers. No broker or other party entitled to a commission is involved in connection with this transaction other than Landauer.

6. Sellers Representations, Warranties and Recourse. This sale is made without recourse against the Seller, or representation or warranty by the Seller, whether expressed, implied or imposed by law, of any kind or nature except as provided in Section 6 of this Agreement. The Seller has attempted to provide accurate information to all prospective Bidders. Without limiting the generality of the foregoing, the Seller does not represent, warrant or insure the accuracy or completeness of any information or its sources of information contained in the Bid Package or in the Review File, Collateral Documents, Certificate, Notes, or Loans (whether contained in originals, duplicate originals, copies, or magnetic media, including computer tapes and disks), including without limitation any reports or other information prepared by accountants, engineers, appraisers, environmental consultants or other professionals. The Seller has not, does not and will not make any representations or warranties with respect to the collectibility of the Loans or the value or condition of the Mortgaged Property.

     6.1 Representations and Warranties by the Seller. The Seller hereby represents and warrants as follows:

     6.1.1 Organization, Existence, Etc. The Seller is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction of its formation or organization, and is registered or qualified to conduct business in all other jurisdictions in which the failure to be so registered or qualified would materially and adversely affect the ability of Seller to perform its obligations hereunder.

     6.1.2 Authority, Enforceability, Etc. The Seller has taken all necessary action to authorize execution, delivery and performance of each of the Sale Documents to which it is a party. Assuming due authorization, execution and delivery by the Buyer, the Sale Documents and all the obligations of the Seller thereunder are the legal, valid and binding obligations of the Seller enforceable in accordance with the terms of the Sale Documents, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     6.1.3 Conflict with Existing Laws or Contracts. The execution and delivery of the Sale Documents and the performance by the Seller of its obligations thereunder will not conflict with or be a breach of any material provision of any law, regulation, judgment, order, decree, writ, injunction, contract, agreement or instrument to which the Seller is subject; and to the best of Sellers knowledge, the Seller has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Seller of the Sale Documents.

     6.1.4 Legal Action Against Seller. There is no action, suit or proceeding of which the Seller has received actual notice pending against Seller in any court or by or before any other governmental agency or instrumentality which would materially affect the ability of Seller to carry out the transactions contemplated by the Sale Documents.

     6.1.5 Brokers. No broker or other party, claiming by, through or under Seller, entitled to a commission is involved in connection with this transaction other than Landauer.

     6.2 Representations and Warranties by Seller as to the Loans. Except as otherwise disclosed in the Review File, Seller hereby represents and warrants that, as to the Loans, the following representations and warranties are true and correct in all material respect as of the date hereof.

     6.2.1 Title to Loans. To the best of Sellers knowledge, the Seller has good title to and is the sole owner of the Loans, free and clear of any liens, claims, encumbrances or other charges whatsoever. Except as disclosed in the Review File, the Seller has not previously assigned, conveyed, participated or transferred the Loans in whole or in part, nor entered into any agreement to do any of the preceding

     6.2.2 Enforceability. To the best of Sellers knowledge, the Notes and the Mortgages are the legal, valid and binding obligations of the Borrower thereof, enforceable against the Borrower in accordance with their terms (a) except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (b) except particular remedies, waivers and other provisions may not be enforceable, but to the best of Sellers knowledge such unenforceability does not affect the practical realization of the intended benefits of the Mortgages, meaning the ability of the holder thereof to foreclose the Mortgages for any payment default by the maker or obligor thereunder.

     6.2.3 No Defense by Borrower. To the best of Sellers knowledge, the Borrower has no valid defense that prevents enforcement by the holder thereof of the provisions of the Notes or Mortgages, or realization by the holder thereof or its assigns against the Mortgaged Property that arises from applicable local, state or federal laws, regulations or other requirements pertaining to usury and any or all other requirement of any federal, state or local law including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, and equal credit opportunity or disclosure laws applicable to such Loans. To the best of Sellers knowledge, the Loans are not subject to any valid right of rescission, set-off, abatement, diminution, counterclaim or defense that prevents enforcement by the Seller thereof or its assigns of the provisions of the Notes or Mortgages, or realization by the Seller thereof or its assigns against the Mortgaged Property of the intended benefits of such Mortgage and to best of Sellers knowledge no such claims have been asserted as of the date hereof with respect to such Loan.

     6.2.4 Mortgage Priority/Title Insurance. The holders of the Mortgages are named insureds under certain loan title insurance policies which insure that the Mortgages are valid perfected deeds of trust, subject only to the exclusions, exceptions, conditions, stipulations, and limitations set forth in such loan title insurance policies, attorneys certification of title or other reports or documents contained in the Review File.

     6.2.5 Certain Schedule Information. The statement of the principal balances and accrued and unpaid interest for the Loans set forth in Schedule A is true and correct as of the date of calculation.

     6.2.6 No Modification. Except by written instrument or other written documentation contained in the Review File, neither the Seller nor, to the best of Sellers knowledge, any prior holder of the Loans has modified the Notes or the Mortgages or satisfied, canceled or subordinated the Notes or the Mortgages in whole or in part or released all or any material portion of the Mortgaged Property from the lien of the Mortgages or executed any instrument of release, cancellation or satisfaction. The Certificate, the Notes, and the Mortgages and any documents modifying their terms included in the Review File are true and correct copies of the documents they purport to be and have not been superseded, amended, modified, canceled or otherwise changed except as disclosed in the Review File.

     6.2.7 Review File. The Review File includes all material documents in the possession of the Seller, or copies thereof, relating to the Loans.

     6.2.8 Disbursement of Loan Proceeds. The Borrower does not have the right to disbursement of additional loan proceeds or future advances with respect to the Loans.

     6.2.9 Cross-Collateralization. The Loans are not secured by the same property as any other loan held by Seller or its affiliated entities which is not the subject of this Agreement.

     6.2.10 Litigation. To the best of Sellers knowledge, the Seller has received no notice of any litigation, proceeding or governmental investigation pending, or any order, injunction or decree outstanding, existing or relating to the Loans or Mortgaged Property.

     6.2.11 Condemnation. To the best of the Sellers knowledge, the Seller has received no notice of any pending or threatened condemnation proceeding or similar proceeding affecting the Mortgaged Property or any part hereof which could have an adverse effect upon the current use of the Mortgaged Property for its intended purposes.

     6.2.12 Compliance with Laws. To the best of the Sellers knowledge, except as disclosed in the Review File, the Seller has received no written notice issued by any governmental authority or any party entitled to enforce a restrictive covenant affecting the Mortgaged Property to the effect that (i) any zoning law, ordinance or regulation was violated as of the date of closing of the Loans by the maintenance, operation, occupancy or use of any of the Mortgaged Property such that the violation would adversely affect the current operation, current occupancy or current use of the Mortgaged Property, (ii) any building, or other federal, state or municipal law, ordinance, regulation, or any restrictive covenant is currently violated by the current maintenance, current operation, current occupancy, or current use of any of the Mortgaged Property such that the violation would adversely affect the current operation, current occupancy or current use of the Mortgaged Property or (iii) any licenses, permits, inspections, authorizations, certifications and approvals required by any governmental authorities having jurisdiction over the operation of the Mortgaged Property, in its present manner, have not been performed or issued and paid for and are not in full force and effect, in each case without which the operation of the Mortgaged Property would be adversely affected.

     6.2.13 Real Estate Taxes. Seller has not received any written notice of any unpaid real property taxes due and payable against the Mortgaged Property or any penalties or interest thereon except as disclosed in the municipal lien certificate included in the Review File. For the purposes of this representation and warranty, real estate taxes shall not be deemed to be due and payable until the Business Day immediately preceding the date on which such taxes would become delinquent such that interest would accrue or penalties would become assessable thereon.

     6.2.14 Environmental Matters. To the best of Sellers knowledge, except as disclosed in the Review File, and the Seller has not received any written notice that the Mortgaged Property is contaminated by Hazardous Substances at a level or in amount that poses a threat to human health or the environment sufficient to require remediation under any federal or state law at a cost of more than $100,000.

7. Conditions Precedent to Closing. The respective obligations of the Buyer and the Seller to complete the purchase and sale of the Loans pursuant to this Agreement are subject to the fulfillment on or prior to Closing Date of each of the following additional conditions to be fulfilled by the other, unless the same is specifically waived in writing by the party for whose benefit the same is to be fulfilled:

     7.1 Performance of Covenants. The Seller and the Buyer shall have performed all of their respective covenants and agreements contained herein which are required to be performed by them on or prior to the Closing Date.

     7.2 Representations and Warranties. All representations and warranties of the Buyer and Seller set forth in this Agreement shall be true in all material respects at and as of the Closing Date.

     7.3  Governmental  Approvals.   All  requisite  federal,  state  and  local
governmental and regulatory approvals relating to the transactions contemplated hereby, if any, shall have been obtained.

     7.4 Other Approvals. Upon the request of the other, the Seller and the Buyer shall provide certified copies of appropriate resolutions, directions and consents approving the execution and delivery of the Sale Documents and the consummation of the transactions contemplated thereby together with such other certificates of incumbency and other evidences of authority as the Seller or the Buyer or their respective counsel may reasonably require.

8.    Certain Obligations of the Buyer.

      8.1 Collection Practices. The Buyer will not violate any laws relating to unfair credit collection practices in connection with the Loans. The Buyer hereby agrees to indemnify the Seller and to hold it harmless from and against any and all claims, demands, losses, damages, penalties, fines, forfeitures, judgments, legal fees and any other costs, fees, and expenses incurred by the Seller as a result of (1) a breach by the Buyer of the aforesaid warranty or (2) any claim, demand, or assertion that, after the Closing Date, the Seller was in any way involved in or had in any way authorized any unlawful collection practices in connection with the Loans transferred to the Buyer pursuant to this Agreement. The Buyer agrees to notify the Seller within ten (10) Business Days of notice or knowledge of any such claim or demand.

      8.2 Reporting to or for the Internal Revenue Service. The Buyer agrees to submit all Internal Revenue Service Forms and Information Returns for the Loans for the full year in which the closing occurs and thereafter.

9. Notice to Borrower. The Buyer shall, within five (5) Business Days after the Closing Date, give notice of this transfer to the Borrower, with a copy to the notice to the Seller, by first class U.S. Mail.

10. Notice of Claim. The Buyer shall immediately notify the Seller of any claim, threatened claim, or any litigation against the Seller, Landauer, or any of their predecessors or affiliates which may come to its attention relating to the Loans.

11. Notices. All notices or deliveries required or permitted hereunder shall be in writing and shall be deemed given when personally delivered to the individual hereinafter designated or when actually received by means of facsimile transmission, overnight mail, or registered or certified mail, return receipt requested, at the following address, or such other address as either party may hereafter designate by notice given in compliance with this Section to the other party:

BUYER:      PNL Partners 2000 L.P.
            2121 San Jacinto, Suite 2900
            Dallas, TX  75201
            Attention:  David Porter

            Telephone Number:  (214) 379-9000
                               --------------
            Fax Number:        (214) 379-9001
                               --------------

SELLER:     PaineWebber Insured Mortgage Partners 1-B, L. P.
            c/o PaineWebber Properties
            265 Franklin Street, 15th Floor
            Boston, MA 02110


            Attention: David Brooks

            Telephone Number: (617) 439-8108
                              --------------
            Fax Number:       (617) 345-8725
                              --------------
With

copies to:  Landauer Associates, Inc.
            Loan Sale Advisory Group
            60 Canal Street, 2nd Floor
            Boston, MA 02114
            Attention:  Thomas R. Goodwin, Managing Director

            Telephone Number: (617) 720-1515
            Facsimile Number: (617) 367-4284

and:        Looney, Cohen, Reagan & Aisenberg
            109 State Street

            Boston, MA 02109
            Attention: William F. Looney III, Esq.

            Telephone Number: (617) 371-1050
            Facsimile Number: (617) 371-1051

Any notice sent by fax must be confirmed by delivery of an original or hard copy on the next Business Day following transmission.

12. Severability. Each part of this Agreement is intended to be severable. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

13. Construction. Unless the context otherwise requires, singular nouns and pronouns (including defined terms), when used herein, shall be deemed to include the plural and vice versa, and impersonal pronouns shall be deemed to include the personal pronoun of the appropriate gender.

14. Assignment. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, including any attachments hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, successors, and assigns. Notwithstanding anything herein to the contrary, however, Buyer shall not assign its rights under this Agreement without the prior written consent of the Seller, and in any event no such assignment shall relieve Buyer of any liability hereunder.

15. Prior Understandings. This Agreement supersedes any and all prior discussions and agreements between the Seller and the Buyer with respect to the purchase of the Loans and other matters contained herein, and this Agreement contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein.

16. Survival. Each and every covenant made by the Buyer or the Seller in this Agreement shall survive the closing and shall not merge into the closing documents, but instead shall be independently enforceable, provided, however, that the Sellers representations and warranties set forth in Section 6.1 shall expire six months after the Closing Date and the Sellers representations and warranties set forth in Section 6.2 shall expire ninety days after the Closing Date, after which time no claim for breach of Sellers representations or warranties may be made.

17. Choice of Law. This Agreement and claims arising out of or in connection therewith shall be governed by and construed and enforced in accordance with the laws of the state of the Sellers incorporation or organi-zation, or, if Seller is organized under the laws of the United States or a foreign jurisdiction, the state of the Sellers principal place of business, and the Buyer consents to jurisdiction in the federal or state courts situated in the city or county of the Sellers principal place of business.

18. Time of the Essence. Time is of the essence of all provisions of this Agreement.

19. Remedies and Recourse. In the event that the Seller shall have any liability hereunder or in connection with the transactions contemplated hereby with respect to the Loans, the Buyers sole claim shall be against Seller and Buyer shall not make any claim against Landauer, its parents, subsidiaries, affiliates, agents or employees. Landauer shall not have any personal liability hereunder or in connection with the transactions contemplated hereby.

20. Limitation of Damages. Neither party shall be liable to the other party for any consequential, special or punitive damages. If after the Closing Date the Seller breaches any representation or warranty set forth in Section 6 which has not expired, the Buyer shall give written notice to the Seller within 30 days of discovery of such breach, and the Seller shall have the right to cure such breach during a period of ninety (90) days after receipt of such notice. If such breach or failure is not duly cured within such ninety (90) day period, or not waived or consented to in writing by the Buyer, the Seller may elect, in its sole discretion to either (i) repurchase the Loans at the Repurchase Price, or
(ii) to pay to Buyer the Buyers actual damages directly caused by such breach, up to an amount not exceeding the Repurchase Price. The Buyers remedies set forth in this Section 20, shall be the exclusive remedies of the Buyer, and the Buyer shall not be entitled to any other rights, remedies or other relief, at law or in equity, for Sellers breach of any representation or warranty set forth in this Agreement.

                         [Signatures on Following Page]

                  [Remainder of Page Intentionally Left Blank]

      EXECUTED AS AN INSTRUMENT UNDER SEAL AS OF THE DATE WRITTEN ABOVE.


BUYER*:                             SELLER:

PNL Partners 2000, L.P.             PaineWebber Insured Mortgage Partners
                                    1-B, L. P.



By:    /s/ David Porter                    By:   /s/ Peter F. Sullivan
       ----------------                          ---------------------
Title: Manager of GP                       Title: Vice President
       -------------                              --------------

* THE BUYER ACKNOWLEDGES AND ACCEPTS THAT THE BID PROCESS SPECIFICALLY REQUIRED THAT THIS AGREEMENT, THE OTHER SALE DOCUMENTS AND ALL OTHER DOCUMENTS CONTAINED IN THE BID PACKAGE BE SIGNED WITHOUT MODIFICATION THERETO, AND THAT ANY SUCH MODIFICATION, IF MADE BY THE BUYER, ARE OF NO FORCE AND EFFECT. THE BUYER AGREES THAT THE FAILURE OR REFUSAL OF THE SELLER TO ALTER OR MODIFY IN ANY WAY THE TERMS OR CONDITIONS OF THIS AGREEMENT SHALL NOT AFFECT THE OBLIGATION OF THE BUYER TO PERFORM HEREUNDER.

                               PaineWebber - Quarter Mill Loan Sale

                                 (Performing)

                                   APPENDIX A

                                   Definitions

      Bid Form means the form bid to purchase the Loans submitted by Buyer and accepted by Seller in accordance with the terms of the Bid Package.

      Bid  Package  means  and  includes   Landauers   correspondence  to  Buyer
concerning this transaction, the Bid Form, the Confidentiality Agreement, this Agreement and all documents relating hereto.

      Bid Percentage means the percentage amount bid by the Buyer for the Loans as shown on the Bid Form.

      Borrower means Quarter Mill Associates, L.P.

      Business Day means any day other than a Saturday, Sunday or national holiday.

      Buyer is defined in the preamble hereto, and shall also mean and include its heirs, personal representatives, successors and assigns.

      Calculation Date is defined as January 12, 2000.

      Certificate means that certain book-entry GNMA pass-through certificate evidencing the holders right to receive payments under the Senior Note.

      Closing Date is defined as January 26, 2000 or such other date as Seller and Buyer may agree in writing.

      Closing Documents is defined in Section 4.1 of this Agreement.

      Collateral Document means the Mortgages, any assignments of leases and rents, security agreements, financing statements, guaranties, and other agreements or documents, whether an original or a copy and whether or not similar to those enumerated, evidencing, securing, guarantying or otherwise documenting or giving notice of the Loans and any performance or payment obligations with respect thereto, and title insurance policies insuring the liens thereof, provided, however, that the term Collateral Document shall expressly exclude the Certificate, the Notes.

      Collections means all payments, proceeds and/or awards, actually received by the specified holder of the Certificate and Note, in cash, including checks which have been reduced to good funds, for current application to the indebtedness of the Borrower under the Loans, whether or not so applied and, if so applied, whether applied to principal, interest, fees, or any other such indebtedness.

      Confidentiality Agreement means any confidentiality agreement executed by Buyer in favor of Seller relating to the sale of the Loans.

      Earnest Money means the non-refundable payment under this agreement equal to ten percent (10%) of the Purchase Price which Buyer shall deliver to Seller no later than the close of business on the Business Day following notice to Buyer from Seller of its selection as the winning bidder.

      Escrow Agent is defined in Section 3 of this Agreement, and shall also mean and include its heirs, personal representatives, successors and assigns.

      First Mortgage means the Deed of Trust given by Borrower dated August 1, 1989 and recorded August 2, 1989 in the Clerks Office, Circuit Court, County of Henrico, Virginia in Book 2200, Page 1730, including, without limitation, all modifications, restructurings, extensions consolidations and amendments thereof.

      Hazardous Substances means any material or substance defined or designated as a pollutant, contaminant, hazardous or toxic waste, hazardous, extremely hazardous, toxic or acutely toxic waste, substance, material or constituent or other similar term (including, without limitation, asbestos, petroleum or any fractions thereof, infectious, carcinogenic or other etiologic agents, and urea formaldehyde), by any Federal, state or local environmental statute, regulation, or ordinance presently in effect.

      Landauer means Landauer Associates, Inc., agent for the Seller.

      Loans means the loan obligations and debts evidenced by the Certificate and Subordinated Note and includes (a) the Certificate and Subordinated Note;
(b) all rights to payment and other rights, title and interests of the Seller in, to and under the Certificate and Subordinated Note, specifically including, all accrued interest and late charges; (c) each Collateral Document; (d) all rights, title, interests, powers, liens or security interests of the Seller in, to or under each Collateral Document, including without limitation claims and rights to and interests in proceeds of hazard or casualty insurance covering collateral securing such Loan and awards in eminent domain and condemnation proceedings affecting such collateral; (e) all Collections received by the Seller on or after the date of this Agreement and then or thereafter actually collected in good funds; (f) any right, claim or cause of action, and any liability or counterclaim associated therewith, arising out of or in connection with litigation pending, if any; (h) any judgment or execution based upon the Certificate and Subordinated Note or any Collateral Document, to the extent attributable thereto, and any lien arising from any such judgment or execution; and (i) all other documents held by Seller contained in the Review File with respect to the Loans.

      Mortgages means the First Mortgage and the Second Mortgage

      Mortgaged Property means the real property covered by the Mortgages.

      Notes means the Senior Note and the Subordinated Note.

      Purchase Price means the dollar amount bid by the Buyer for the Loans as shown on the Bid Form.

      Repurchase Price means with respect to the Loans, the price to be paid by Seller for such Loans if repurchased from Buyer pursuant to the terms of this Agreement, which shall be computed as follows:

               (a)  the  adjusted  Purchase  Price for such Loans paid by Buyer;
                    minus

               (b) all amounts paid by the Borrower or otherwise received or collected by Buyer in respect of the Loans between the Closing Date and the repurchase date (whether characterized as principal, interest, principal and interest, fees, expenses, proceeds and any other payment of every kind and nature), which amounts shall be evidenced and certified by Buyer to Seller as true and accurate; minus

               (c) any diminution in the value of the Loans since the Closing Date attributable to the action, omission or fault of Buyer; plus

               (d) all (i) reasonable amounts paid by the Buyer in good faith to third parties to collect principal, interest and other amounts due under the Loans, and (ii) commercially reasonable advances made by the Buyer to third parties in order to protect the security of its collateral and other advances made by the Buyer pursuant to the Collateral Documents, in each case from the Closing Date to the repurchase date (as evidenced by invoices and canceled checks) and (iii) all accrued and unpaid interest from the Closing Date through the repurchase date on such Loans.

      Review File means all instruments and documents, in the files of the Seller pertaining to the Loans, including without limitation, the Certificate, the Notes and any Collateral Documents and any loan summaries prepared by Landauer or the Seller, but excluding any documents prepared by or for the use of Seller or Landauer regarding the valuation of the Loans.

      Sale Documents means the Bid Package, this Agreement and all attachments hereto, and all other instruments, agreements, certificates and other documents at any time executed and delivered by or on behalf of the Seller and/or Buyer in connection with the sale of the Loans.

      Second Mortgage means the Deed of Trust given by Borrower dated August 1, 1989 and recorded August 2, 1989 in the Clerks Office, Circuit Court, County of Henrico, Virginia in Book 2200, Page 1755, including, without limitation, all modifications, restructurings, extensions consolidations and amendments thereof.

      Senior Note means the $7,316,600.00 Deed of Trust Note dated August 1, 1989, from Borrower originally payable to the order of PW Funding Inc.

      Separate Loan Assignments is defined in Section 4.5 of this Agreement.

      Seller is defined in the preamble hereto and shall also mean and include its successors and assigns.

      Seller; Sellers Knowledge Whenever a representation is made to the Sellers knowledge, the best of Sellers knowledge, or a term of similar import, the accuracy of such representation shall be based solely on the actual knowledge of David Brooks, without independent investigation or inquiry. David Brooks is Sellers First Vice President and the employee of Seller who has had primary responsibility for the sale of the Loan to Buyer. Notwithstanding any other provision of this Agreement, if prior to the Closing, Buyer obtains actual knowledge that any representation or warranty of Seller is inaccurate and Buyer nonetheless proceeds with the Closing, Seller shall have no liability for any such matter regarding which Buyer had actual knowledge prior to Closing.

      Subordinated Note means the $10.00 Subordinated Promissory Note dated August 1, 1989 from Borrower payable to the order of Seller, including, without limitation, all modifications, restructurings, extensions consolidations and amendments thereof.

END OF APPENDIX A

                                   SCHEDULE A

                              STATEMENT OF BALANCES

      Certificate: The outstanding principal balance under the Certificate and the Senior Note is $7,073,562.81. The next payment of principal and interest under the Certificate, in the scheduled amount of $55,031.31, is due February 15, 2000. This payment will not be included in the sale.

      Subordinated Note (nominal principal amount of $10.00): Contingent Interest from Income in the amount of $26,863.80 was paid to Seller in 1999 with respect to Net Project Cash Flow (as defined in the Subordinated Note) for calendar year 1998. Contingent Interest from Income with respect to Net Project Cash Flow for calendar year 1999 will be determined on the basis of the projects surplus cash as of December 31, 1999. A payment in the amount of 30% of Net Project Cash Flow for calendar year 1999 will be due on April 3, 2000. Such payment is included in the sale of the Loan.

                                  BILL OF SALE
                                  ------------

      PaineWebber Insured Mortgage Partners 1-B, L.P. (the Seller), for value received and pursuant to the terms and conditions of that certain Asset Sale Agreement dated January 20, 2000 between the Seller and PNL Partners 2000, L.P. (the Buyer), does hereby sell, assign, transfer and convey to Buyer, its heirs, administrators, representatives, successors and assigns, all rights, title and interests of the Seller, as of the date hereof, in, to and under the Loans described in the Asset Sale Agreement.

      THIS BILL OF SALE IS EXECUTED WITHOUT RECOURSE AND WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESSED, IMPLIED OR IMPOSED BY LAW, EXCEPT AS PROVIDED IN THE ASSET SALE AGREEMENT.

      EXECUTED this 26th day of January, 2000.

                              SELLER: PAINEWEBBER INSURED MORTGAGE PARTNERS
                                      1-B, L.P.

                                      By: First Insured Mortgage Partners, L.P.,
                                          its General Partner

                                          By: First Insured Mortgage Partners,
                                              Inc., its General Partner

                                              By: /s/ Peter F. Sullivan
                                                  ---------------------
                                                  Peter F. Sullivan,
                                                  Vice President

                                     ALLONGE
                                     -------

     Reference is made to the $10.00 Subordinated Promissory Note dated August 1, 1989 from Quarter Mill Associates, L.P. (the Note) payable to the order of PaineWebber Insured Mortgage Partners 1-B, L. P. (Assignor). It is intended that this Allonge be attached to and made a permanent part of the Note.

     Pay to the order of PNL Partners 2000, L.P. (Assignee), without recourse, representations or warranties of any kind.

     Executed this 26th day of January, 2000.

                                PaineWebber Insured Mortgage Partners 1-B, L. P.


                               /s/ Peter F. Sullivan
                               ---------------------
                               By: Peter F. Sullivan
                               Its: Vice President

                           ASSIGNMENT OF DEED OF TRUST
                           ---------------------------

      PaineWebber Insured Mortgage Partners 1-B, L.P. (Assignor), having an address of c/o PaineWebber Properties Incorporated, 265 Franklin Street, Boston, Massachusetts 02110, the beneficiary under the Deed of Trust given by Quarter Mill Associates, L.P., dated August 1, 1989 and recorded August 2, 1989 in the Clerk's Office, Circuit Court, County of Henrico, Virginia in Book 2200, Page 1755 (together with any amendments, renewals, extensions, or modifications thereto, the Deed of Trust) hereby assigns the Deed of Trust, and the note(s) and claim(s) secured thereby, to PNL Partners 2000, L.P. (Assignee) with an address of 2121 San Jacinto, Suite 2900, Dallas, Texas 75201. This assignment is made without recourse, representations or warranties of any kind.

      EXECUTED under seal this 26th day of January, 2000.

                       ASSIGNOR:  PAINEWEBBER INSURED MORTGAGE PARTNERS
                                  1-B, L.P.

                                  By: First Insured Mortgage Partners, L.P.,
                                      its General Partner

                                      By: First Insured Mortgage Partners, Inc.,
                                          its General Partner

                                               By: /s/ Peter F. Sullivan
                                                   ---------------------
                                                   Peter F. Sullivan,
                                                   Vice President

                                CLOSING STATEMENT

        Quarter Mill GNMA MBS (Pool #279985) with participation interest in the form of a Subordinated Note secured by the 266-unit Quarter Mill Apartments in Richmond, VA

SELLER:        PAINEWEBBER INSURED MORTGAGE PARTNERS 1-B, L.P.

BUYER:         PNL PARTNERS 2000, L.P. ("PNL Partners")

CLOSING DATE:  WEDNESDAY, JANUARY 26, 2000

                             Due with           Due with
                             Respect to         Respect to            Total due
   Description               GNMA Certificate   Subordinated Note     from Buyer
   -----------               ----------------   -----------------     ----------

PURCHASE PRICE:
  GNMA MBS (@ 101-17)        $7,181,876.75                        $7,181,876.75
  Subordinated Note                              $525,000.00         525,000.00

INTEREST ON GNMA
   FROM 1/01/00 to 01/25/00      40,083.52                            40,083.52
                             -------------       -----------      -------------

SUBTOTALS                     7,221,960.27        525,000.00       7,746,960.27

LESS: EARNEST MONEY HELD
      BY SELLER                       0.00       (105,000.00)       (105,000.00)
                             -------------       -----------      --------------

TOTAL DUE TO SELLER          $7,221,960.27       $420,000.00      $7,641,960.27
                             =============       ===========      =============

                          To be transferred      To be wired by
                          via PTC to Seller's    PNL Partners to the
                          Agent in accordance    Seller's account
                          with instructions      at State Street
                          previously provided    Bank in accordance
                          by Seller to Landauer  with wire instructions
                          Associates.            previously provided
                                                 by Seller to Landauer
                                                 Associates.

   BY SIGNING BELOW, Buyer and Seller agree and accept the terms and provisions in the Closing Statement.

 SELLER:

 PAINEWEBBER INSURED MORTGAGE PARTNERS 1-B, L.P., a Delaware limited partnership

      By: First Insured Mortgage Partners, L.P., a Delaware limited partnership, the General Partner of PaineWebber Insured Mortgage Partners 1-B, L.P.

          By: First Insured Mortgage Partners, Inc., a Delaware corporation, the
              Managing General Partner of First Insured Mortgage Partners, L.P.


                        By: /s/ Peter F. Sullivan
                            ---------------------
                            Name:  Peter F. Sullivan
                            Title:  Vice President

   BUYER:

   PNL PARTNERS 2000, L.P.

            By:

                        By: /s/ David Porter
                            ----------------
                            Name: David Porter
                            Title:  Manager of GP